UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 9, 2017
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On May 10, 2017, Steadfast Income REIT, Inc. (the “Company”) issued an earnings release announcing its financial results for the three months ended March 31, 2017. A copy of the earnings release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events.
Declaration of Cash Distributions
On May 9, 2017, the Company’s board of directors approved and authorized a daily distribution to stockholders of record as of the close of business on each day for the period commencing on July 1, 2017 and ending on September 30, 2017. The distributions will be equal to $0.001964 per share of the Company’s common stock. The distributions for each record date in July 2017, August 2017 and September 2017 will be paid in August 2017, September 2017 and October 2017, respectively. The distributions will be payable to stockholders from legally available funds therefor.

Recommendation to Reject Mini-Tender Offer
On May 9, 2017, the Company’s board of directors determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by MacKenzie Badger Acquisition Co. 4, LLC, MPF Northstar Fund, LP, MPF Northstar Fund 2, LP, MacKenzie Northstar Fund 3, LP and Coastal Realty Business Trust (the “Offerors”) for up to 1,000,000 shares of the Company’s common stock, which is approximately 1.32% of the outstanding shares. The Company wishes to inform its stockholders that it does not endorse the Offerors’ unsolicited mini-tender offer and recommends that stockholders do not tender their shares.  Stockholders who have already tendered their shares may withdraw them at any time prior to 11:59 p.m., Pacific time, on June 15, 2017, in accordance with the Offerors’ offering documents.
The Company is circulating a letter to stockholders, furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons for the board of directors’ determination to recommend a rejection of the tender offer.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description
99.1	Earnings Release, dated May 10, 2017
99.2	Letter to Stockholders of the Company from Rodney F. Emery, Chief Executive Officer and Chairman of the Board of Directors of the Company, dated as of May 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	May 10, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer